Pursuant to Rule 497(e)
                                                     Registration No. 333-102578


                         EXCELSIOR BUYOUT INVESTORS, LLC

                      SUPPLEMENT DATED DECEMBER 30, 2003 TO
                        THE PROSPECTUS DATED JUNE 6, 2003

Effective as of the date hereof, the following replaces the second paragraph of the Prospectus Summary entitled "Investment Objectives; Underlying Funds" on page 2 of the Prospectus, and the section of the Prospectus entitled "Principal Investment Strategies" on page 10 of the Prospectus:

               The Fund's investment objective is to achieve long-term capital appreciation. Current income is not an objective. The Fund originally sought to achieve its objective by making investments in 8 to 12 leading buyout-focused funds over a period of up to two years following the Fund's close. The Fund currently intends to invest in a specified, pre-selected portfolio of existing buyout-focused funds. The Investment Adviser believes that this approach offers investors an attractive opportunity to access existing leading buyout funds, several with vintage years dating back to 2001. This unique approach also accelerates the original investment period from up to two years, to that of full commitment shortly after the closing of the Fund.

               The Investment Adviser intends, through an agreement with AIG Global Investment Corp. and its affiliates ("AIG"), to allow the Fund to acquire a portion of the limited partnership interests in a specified, pre-selected group of buyout funds that AIG has evaluated and selected for investment on its own behalf. The Investment Adviser has structured the Targeted Portfolio(1) by evaluating and selecting existing private equity interests and funds identified for potential future investment, from AIG's private equity investment program. Each underlying fund was selected and evaluated in accordance with the investment criteria outlined in the Fund's Prospectus. As described in the Prospectus, the Fund expects to invest at least 70% of its assets in domestic private equity buyout funds. The Fund may also seek to invest up to 30% of its assets in European buyout funds and funds engaged in distressed investing.




--------
1 Targeted Portfolio represents a portfolio based on the Investment Adviser's intended allocation among the Target Partnerships, defined herein. There is no guarantee that the Fund will be able to obtain the Targeted Portfolio or the planned allocation. The Fund's ability to obtain the Targeted Portfolio will be dependent on the successful purchase and/or transfer of the interest in Target Partnerships, which requires the consent of the General Partners of the Target Partnerships.

               The Investment Adviser believes that the portfolio composition provided for under this agreement is consistent with the investment objectives and strategy of the Fund and provides the Fund's investors with the following potential benefits:

        o Access to top-tier buyout funds across multiple vintage years extending back to 2001

        o Investment exposure to closed buyout funds that have invested throughout the recent market environment, which the Investment Adviser believes to have been attractive for buyout investing

        o Potential to accelerate realized distributions and shorten the time that capital will be deployed relative to the Fund's original approach

        o An additional layer of investment due diligence through previous evaluation and screening of investments by AIG , a leading private equity investor

        o      Transparency of the Funds' Targeted Portfolio prior to investment

        o Fund selection made, in many cases, with the foreknowledge of a portion of a fund's underlying investments

        o The opportunity to assume, at original cost, interest in a portfolio of funds which date back as far as 2001


The Fund intends to achieve this objective by investing in the following targeted limited partnerships (the "Target Partnerships"):

DOMESTIC BUYOUT FUNDS:  Targeted Allocation(2)  (approximately 70.0%)

1.      Berkshire Partners VI, L.P.

Targeted Allocation:                    Approximately 20.0%

Fund Size:                              $1.7 billion

Fund Closing Date:                      October 2001

Investment Focus:                       Larger middle market growth buyouts

Fund Activity:                          The fund has  drawn  down  13.5% and has
                                        distributed    6.9%   of   its   capital
                                        commitments as of September 30, 2003.

----------
2 Targeted Allocation represent the Investment Advisers intended allocation. Actual allocations may vary dedening on many factors including: the amount of capital raised by the Fund and the receipt of consent for the transfer of interests from the general partner of the Targeted Partnerships.

Background: Berkshire Partners ("Berkshire") was founded in 1984 and has raised six private equity funds totaling approximately $3.5 billion in capital commitments. Berkshire has 23 investment professionals with backgrounds in consulting, operations and finance, who have worked together on average for over 15 years. Their strategy is to acquire or invest in middle market growth companies that have strong management teams with substantial ownership stakes in their companies. Berkshire invests across a variety of industries with a focus on the following: growth manufacturing, business services, transportation and logistics, telecommunications, and retailing. Post acquisition, Berkshire intends to use the firm's extensive experience and resource base to effectively serve as active investors, directors and Advisers to their portfolio companies.


2.      Blue Point Capital Partners, L.P.

Targeted Allocation:                    Approximately 9.0%

Fund Size:                              $415 million

Fund Closing Date:                      July 2002

Investment Focus:                       Value-oriented    lower    middle-market
                                        buyouts, outside of northeast

Fund Activity:                          The fund has  drawn  down  56.6% and has
                                        distributed    2.0%   of   its   capital
                                        commitments as of September 30, 2003

Background: Blue Point Capital Partners ("Blue Point") was formed from the private equity spinout of Key Equity Capital from KeyCorp, a publicly traded bank holding company, in 2000. Blue Point is managed by David Given, John Kirby, Shannon Smith and Robert Waino. All four managing partners were General Partners at Key Equity Capital before the inception of Blue Point. While at Key Equity Capital, prior to 2000, the managing partners invested $248 million in 25 portfolio companies. The firm's strategy is to invest in small-cap and mid-cap buyouts with enterprise values between $25 million and $250 million in manufacturing, distribution and services industries. Blue Point will maintain a regional focus in the Midwest, Northwest and Southeast, with 17 investment professionals in three regional offices in Cleveland, Seattle and Charlotte respectively.


3.      Blum Strategic Partners II, L.P.

Targeted Allocation:                    Approximately 15.0%

Fund Size:                              $931 million

Fund Closing Date:                      October 2002

Investment Focus:                       Undervalued public small-cap  companies;
                                        accumulate   significant  positions  and
                                        drive value creation

Fund Activity:                          The fund has  drawn  down  60.2% and has
                                        distributed   14.3%   of   its   capital
                                        commitments as of September 30, 2003

Background: Blum Strategic Partners II, L.P. ("Blum") is a successor fund to RCBA Strategic Partners, L.P., which was formed by Richard Blum in 1998 to invest in small and mid-cap public and private companies. Richard Blum is one of the early and successful private equity investors in the U. S. Mr. Blum founded his strategic value investment firm, Blum Capital, in 1975 and has 25 plus years of public and private investment experience. Blum Capital has over $1.5 billion of capital under management. Blum has a value-oriented investment strategy utilizing private equity and strategic block transactions to invest in both public and private companies. Their team of investment professionals monitors hundreds of companies in the publicly held small- and mid-cap markets and typically conducts on-site visits with the management teams of over 100 companies each year.


4.      Catterton Partners V, L.P.

Targeted Allocation:                    Approximately 5.5%

Fund Size:                              Target $600

Fund Closing Date:                      Not Closed

Investment Focus:                       Consumer  focused  middle-market  growth
                                        buyouts

Background: Catterton Partners ("Catterton") was co-founded by Michael Chu and Frank M. Vest in 1990 and is one of the pre-eminent middle market private equity firms focusing exclusively on the consumer industry. Catterton's principals have over 100 years of combined experience with middle market consumer companies. Catterton's strategy is to make control and growth investments in leading middle market companies in the consumer industry, primarily in North America. Catterton utilizes a top-down approach to identify and screen investment opportunities in four consumer verticals within the consumer industry space. These four verticals are: food and beverage, consumer brands, retail, and marketing services. Since 1990, Catterton has raised four funds totaling over $600 million in capital commitments.

5.      Charlesbank Equity Fund V, L.P.

Targeted Allocation:                    Approximately 15.0%

Fund Size:                              $512 million

Fund Closing Date:                      March 2001

Investment Focus:                       Broad based middle-market buyouts

Fund Activity:                          The fund has  drawn  down  52.7% and has
                                        distributed    5.6%   of   its   capital
                                        commitments as of September 30, 2003

Background: Charlesbank Capital Partners was formed in 1998 as the successor to the Harvard Private Capital Group of Harvard University's endowment fund. Charlesbank's principals have worked together successfully for approximately 10 years and have more than 50 years of combined private equity experience and have made investments totaling over $800 million. Charlesbank looks to invest opportunistically in a broad range of industries, transaction types and capital structures. Past investments have been in manufacturing, distribution, energy, media, communications, financial services, health care products and services, and consumer products.


6.      The 2003 Riverside Capital Appreciation Fund, L.P.(3)

Targeted Allocation:                    Approximately 5.5%

Fund Size:                              Target $600

Fund Closing Date:                      Not Closed

Investment Focus:                       Lower  middle-market  buyouts,  buy  and
                                        build strategy

Background: The Riverside Company ("Riverside"), founded in 1988, focuses on making control investments in leveraged acquisitions at the small end of the middle-market. Riverside's three most senior investment professionals have worked together since 1994 and have extensive experience in private equity investing. With 45 employees in four offices, Riverside is one of the largest LBO firms in the U.S. focused on small transactions. The cornerstone of Riverside's investment strategy is to acquire platform companies, small to medium-sized companies in the middle market that are industry leaders, and then to build the platform companies through organic growth and add-on acquisitions. As of June 30, 2003, out of its prior funds Riverside has invested in a total

----------
3 This Fund has not had its final closing and AIG has not yet made a formal commitment to this fund, and there is no assurance that AIG will acquire this fund.

of $364 million in 70 investments, comprising 33 Platform Companies and 37 add-on acquisitions.


DISTRESSED INVESTMENT FUNDS:  Targeted Allocation (approximately 15.0%)

7.      MatlinPatterson Global Opportunities Partners L.P.

Targeted Allocation:                    Approximately 9.0%

Fund Size:                              $2.2 billion fund

Fund Closing Date:                      July 2002

Investment Focus:                       Severely   discounted   securities   and
                                        obligations, debt to equity strategy

Fund Activity:                          The fund  has  drawn  down  99.8% of its
                                        capital  commitments as of September 30,
                                        2003

Background: MatlinPatterson was formed in July 2002 by David Matlin and Mark Patterson as the successor to the Global distressed Securities Group of Credit Suisse First Boston, where the firms' professionals had managed distressed securities investments on a global basis since July 1994. The firm has 15 investment professionals with over 170 years of collective experience in the distressed securities market. MatlinPatterson seeks to capitalize on distressed opportunities by taking toehold positions in the publicly traded or privately placed debt of companies near default, building positions where appropriate, and negotiating control of enterprises, possibly through bankruptcy.


8.      OCM Principal Opportunities Fund II, L.P.

Targeted Allocation:                    Approximately 6.0%

Fund Size:                              $1.275 million fund

Fund Closing Date:                      September 2001

Investment Focus:                       Undervalued   middle-market   companies;
                                        distressed debt to equity for control strategy

Fund Activity:                          The  fund  has  drawn  down  90% and has
                                        distributed   32.5%   of   its   capital
                                        commitments as of September 30, 2003

Background: Oaktree Capital Management ("Oaktree"), formed in 1995, specializes in alternative and inefficient investment markets and has over $25 billion under management. Oaktree has an established brand name and is a highly-regarded firm in distressed situations. Oaktree's debt-to-equity investment activities started in April 1994 with the $401 million TCW Special Credit Fund V and July 1996 with the $625 million

OCM Principal Opportunities Fund I. OCM Principal Opportunities Fund II, L.P. will focus on making mid-sized private equity investments in financially distressed companies, as well as traditional private equity investments, primarily in the United States. Oaktree has identified a number of industries where opportunities are expected to arise in both distressed debt and traditional private equity. These industries include telecommunications, cable, movie exhibition, manufacturing, transportation, power infrastructure, and textiles/floor coverings.


EUROPEAN BUYOUT FUNDS:  Targeted Allocation (approximately 15.0%)

9.      Advent Global Private Equity IV-A L.P.

Targeted Allocation:                    Approximately 7.5%

Fund Size:                              $456 million fund

Fund Closing Date:                      December 2001

Investment Focus:                       Middle-market  growth  buyouts,   across
                                        western Europe

Fund Activity:                          The fund  has  drawn  down  37.2% of its
                                        capital  commitments as of September 30,
                                        2003

Background: Advent International was founded by Peter Brooke in 1984 via a spin-out from TA Associates, and has raised $6 billion in commitments since
1985. They have 90 investment professionals in 14 offices located in 13 countries around the world, with 43 investment professionals located in 5 Western European countries. Advent proactively targets investments in industries with the potential to outperform broader market averages over the next three to five years. The fund focuses on growth sectors such as telecommunications, software/information technology, media, specialty chemicals/ pharmaceuticals and business services. Advent Global Private Equity IV-A L.P. will make lead investments in mid-large companies in Western Europe that have a strong market position and product portfolio, have the opportunity for profit and cash flow growth, and either have, or are able to attract, top management teams.


10.     Electra European Fund, L.P.

Targeted Allocation:                    Approximately 7.5%

Fund Size:                              (euro)1.0  billion fund

Fund Closing Date:                      March 2001

Investment Focus:                       Value  oriented  middle-market  buyouts,
                                        primarily in UK, France & Germany

Fund Activity:                          The fund has  drawn  down  38.2% and has
                                        distributed    6.8%   of   its   capital
                                        commitments as of September 30, 2003

Background: The Electra Group ("Electra"), one of the first institutions to focus on private equity investing in Europe, managed the private equity investment activities of Electra Investment Trust PLC ("EIT") from 1976 to 1999. In October 1999, the principals purchased the Electra Group from EIT in a management buy-out. Electra has an experienced team of 28 investment professionals, with offices in UK, France and Germany. Electra has completed over 80 buyouts developed expertise over the last 15 years and had (euro)2.1 billion under management as of March 31, 2003. Electra targets middle-market buy-outs, consolidations and restructurings primarily in the UK, France and Germany. Electra focuses on five core sectors where the firm has developed expertise and in which it has ten years of investment experience, namely: business services, financial services, consumer, industrial and media/communications.

               The sources of the information regarding the Target Partnerships are from offering documents and other information provided by the Target Partnerships and AIG. While the Investment Adviser has not independently verified this information, it has no reason to believe that the information is not correct in all material respects.

               Appendix  A  provides   additional   information  on  the  Target
Partnerships.

               The Investment Adviser has entered into an agreement with AIG Global Investment Corp and its affiliates to purchase interests in the Target Partnerships for the Fund. Through a thorough due diligence and evaluation process, the Investment Adviser chose the Target Partnerships from a pool of more than 25 buyout funds AIG has selected for investment on its own behalf.

               While AIG has agreed to sell these interests to the Fund, the purchase and/or transfers of these interests cannot be affected without the approval of the general partners of the Target Partnerships. Further, the dollar amount of each interest that will be purchased by the Fund will be dictated by the ultimate size of the Fund's offering. Although the Adviser would expect to receive approval from the general partners, there is no assurance that such approval will be granted. In the absence of the approval of the general partners of any particular Target Partnership, the purchase and/or transfer by AIG of its interest in such partnership cannot be consummated and the Adviser will seek alternative appropriate investments in other Underlying Funds that satisfy the Fund's stated investment objectives and policies.

               The Investment Adviser has agreed to purchase the interests in the Target Partnerships for the Fund (together with Excelsior Buyout Investors,
LLC) for AIG's net investment (total contributions less total distributions) in the Targeted Partnerships. AIG's net investment in these Target Partnerships, as of September 30, 2003, is indicated in Appendix A. Upon the consummation of the transfer, the Fund will assume the capital account balance of AIG transferred interest in each of the Target Partnerships, including the allocation of all realized and unrealized gains and losses with respect to those Partnerships on day one. Accordingly, the Fund will assume the obligations of AIG with respect to all legal obligations in the Target Partnerships, primarily any capital calls or commitments undertaken in accordance with the terms of the relevant partnership agreements or limited liability company operating agreements.

A maximum of ten percent of this offering will be reserved for U.S. Trust employees and the U.S. Trust pension plan.

The sixth sentence in the section entitled "The Offering" of the Prospectus Summary on page 4 of the Prospectus and the fifth sentence in the section entitled "The Offering" on page 24 of the Prospectus should be replaced with the following:

               "The Managing Member may accept subscriptions for Interest in the Fund after the Initial Closing until March 31, 2004, which date may be accelerated, or extended to June 30, 2004, in the Managing Member's sole discretion (the `Termination Date')."

        Appendix A

        Target Partnerships Information
        As of September 30, 2003, except as noted
        (Dollars in Millions)

----------------------------------------------------------------------------------------------------
                         Net             Remaining                                      Reported
                  Contributions(2)/     Commitment/   Distributions/        Net       Value(4)/ Net
                     Commitment         Commitment      Commitment     Investment(3)    Investment
----------------------------------------------------------------------------------------------------
   Targeted             44.7%             55.3%            7.0%            37.7%          1.06x
  Portfolio(1)
----------------------------------------------------------------------------------------------------
1.  Targeted Portfolio  represents a portfolio based on the Investment Adviser's intended  allocation  among the Target  Partnerships.  There is no guarantee that the Fund will be able to obtain the  Targeted  Portfolio or the planned allocation.  The Fund's  ability to obtain the  Targeted  Portfolio  will be dependent on the successful the purchase  and/or transfer of the interest in
    Target  Partnerships,  which requires the consent of the General Partners of the Target Partnerships.
2.  Net Contributions  represent total  contributions  less any returned capital that is recallable.  3. Net Investment  represents  net  contributions  less
    distributions.   The  actual  amount  the  fund  will  pay  for  the  Target
    Partnerships  will be based on the total Net  Investment  as of the transfer date of the interests in the Target Partnerships.
4.  Reported Value  represents the current  capital account value as reported by the Target Partnerships as of September 30, 2003. There is no guarantee that this value accurately represents the current fair value of the net assets of the Target  Partnerships  or the current  fair value of the  interest in the
    Target Partnerships.
-------------------------------------------------------------------------------------------------------------------
Target Partnerships                               Initial                    Net        Remaining
                                           Date     Fund     Targeted   Contributions/  Commitment/  Distributions/
                                          Closed    Size    Allocation    Commitment    Commitment     Commitment
-------------------------------------------------------------------------------------------------------------------
Domestic Buyout Funds
  Berkshire Fund VI, L.P.                  10/01   $1,705     20.0%         13.5%         86.5%           6.9%
  Blue Point Capital Partners, L.P.        7/02     $415       9.0%         56.6%         43.4%           2.0%
  Blum Strategic Partners II, L.P.         10/02    $931      15.0%         60.2%         39.8%           14.3%
  Catterton Partners V, L.P.(1)             NA      $600       5.5%         0.0%          100.0%          0.0%
  Charlesbank Equity Fund V, L.P.          3/01     $512      15.0%         52.7%         47.3%           5.6%
  2003 Riverside Capital Appreciation
    Fund, L.P.(1, 2)                        NA      $600       5.5%         0.0%          100.0%          0.0%
        Subtotal Domestic Buyout Funds                        70.0%         35.3%         64.7%           6.5%

Distressed Investment Funds
  MatlinPatterson Global Opportunities
    Partners, L.P.                         7/02    $2,200      9.0%         99.8%          0.2%           0.0%
  OCM Principal Opportunities Fund
    II, L.P.                               9/01    $1,260      6.0%         88.6%         11.4%           32.5%
                                                               ----         -----         -----           -----
        Subtotal Distressed Investment
          Funds                                               15.0%         95.3%          4.7%           13.0%

European Buyout Funds
  Advent Global Private Equity IV ---
    A, L.P.                                12/01    $456       7.5%         37.2%         62.8%           0.0%
  Electra European Fund, L.P.              3/01  (euro)1,000   7.5%         38.2%         61.8%           6.7%
                                                               ----         -----         -----           ----
        Subtotal European Buyout Funds                        15.0%         37.7%         62.3%           3.4%
                                                              -----
Target Partnership Total                                      100.0%        44.7%         55.3%           7.0%
-------------------------------------------------------------------------------------------------------------------

1. These partnerships have not had their final closing and Fund Size represent target as reported by the Target Partnerships.
2. This partnership is not yet owned by AIG